Supplement Dated February 28, 2000*
                    to the Prospectus Dated October 29, 1999
                of American Express(R) Variable Portfolio Funds

The following revision applies to the "Management" section of the AXP(SM) Variable Portfolio - Capital Resource Fund. The following paragraph replaces the paragraph on Joseph M. Barsky:

     Betty. J. Tebault, senior portfolio manager, joined AEFC in 1985 as an analyst. She became an associate portfolio manager in 1991, helping to manage Wealth Management Portfolios and AXP Stock Fund. She began managing this fund in February 2000.


37300-25 A (02/00)
*Valid until next prospectus update.